Exhibit 10.17

SEVENTEENTH AMENDMENT TO LEASE

THIS SEVENTEENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 25th day of July, 2017 (the “Seventeenth Amendment Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC), and TOCAGEN, INC., a Delaware corporation (“Tenant”).

RECITALS

A.WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008, as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease dated as of June 4, 2009, that certain Third Amendment to Lease dated as of July 21, 2009, that certain Fourth Amendment to Lease dated as of October 20, 2009, that certain Fifth Amendment to Lease dated as of March 4, 2011, that certain Sixth Amendment to Lease dated as of May 16, 2012, that certain Seventh Amendment to Lease dated as of September 25, 2012, that certain Eighth Amendment to Lease dated as of January 24, 2013, that certain Ninth Amendment to Lease dated as of December 20, 2013, that certain Tenth Amendment to Lease dated as of July 18, 2014, that certain Eleventh Amendment to Lease dated as of August 20, 2014, that certain Twelfth Amendment to Lease dated as of March 10, 2015, that certain Thirteenth Amendment to Lease dated as of July 15, 2015, that certain Fourteenth Amendment to Lease dated as of September 22, 2015, that certain Fifteenth Amendment to Lease dated as of February 25, 2016 and that certain Sixteenth Amendment to Lease dated as of July 5, 2016 (the “Sixteenth Amendment”) (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Existing Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B.WHEREAS, Landlord and Tenant desire to expand the Existing Premises to include that certain space containing approximately one thousand four hundred forty-two (1,442) square feet of Rentable Area located on the second (2nd) floor of the Building and known as Suite 216 (as more particularly described on Exhibit A attached hereto, the “Seventeenth Amendment Premises”); and

C.WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

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2.Seventeenth Amendment Premises. Effective as of the day that is the later of (a) August 1, 2017, and (b) the Seventeenth Amendment Execution Date (such date, the “Seventeenth Amendment Premises Commencement Date”), Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Seventeenth Amendment Premises. From and after the Seventeenth Amendment Premises Commencement Date, the term “Premises” as used in the Lease shall mean the Existing Premises plus the Seventeenth Amendment Premises, for a total of eighteen thousand six hundred fifty-four (18,654) square feet of Rentable Area.

2.1Seventeenth Amendment Premises Term. The Term with respect to the Seventeenth Amendment Premises (the “Seventeenth Amendment Premises Term”) shall commence on the Seventeenth Amendment Premises Commencement Date and shall thereafter be coterminous with the Term for the Existing Premises, such that the Term with respect to the entire Premises (including both the Existing Premises and the Seventeenth Amendment Premises) shall expire on the Term Expiration Date (as set forth in Article 2 of the Sixteenth Amendment).

2.2Condition of Seventeenth Amendment Premises. Tenant acknowledges that (a) it is fully familiar with the condition of the Seventeenth Amendment Premises and, notwithstanding anything to the contrary in the Lease, agrees to take the same in its condition “as is” as of the Seventeenth Amendment Premises Commencement Date, (b) neither Landlord nor any agent of Landlord has made (and neither Landlord nor any agent of Landlord hereby makes) any representation or warranty of any kind whatsoever, express or implied, regarding the Seventeenth Amendment Premises, including (without limitation) any representation or warranty with respect to the condition of the Seventeenth Amendment Premises or with respect to the suitability of the Seventeenth Amendment Premises for the conduct of Tenant’s business and (c) Landlord shall have no obligation to alter, repair or otherwise prepare the Seventeenth Amendment Premises for Tenant’s occupancy or to pay for any improvements to the Seventeenth Amendment Premises. The Seventeenth Amendment Premises have not undergone inspection by a Certified Access Specialist (“CASp,” as defined in California Civil Code Section 55.52). Even if not required by California law, the Seventeenth Amendment Premises may be inspected by a CASp to determine whether the Seventeenth Amendment Premises comply with the ADA, and Landlord may not prohibit a CASp performing such an inspection. If Tenant requests that such an inspection take place, Landlord and Tenant shall agree on the time and manner of the inspection, as well as which party will pay the cost of the inspection and the cost to remedy any defects identified by the CASp. A Certified Access Specialist can inspect the Premises and determine whether the Premises comply with all of the applicable construction-related accessibility standards under State law. Although State law does not require a Certified Access Specialist inspection of the Seventeenth Amendment Premises, Landlord may not prohibit Tenant from obtaining a Certified Access Specialist inspection of the Seventeenth Amendment Premises for the occupancy or potential occupancy of Tenant, if requested by Tenant. Landlord and Tenant shall agree on the arrangements for the time and manner of the Certified Access Specialist inspection, the payment of the fee for the Certified Access Specialist inspection, and the cost of making any repairs necessary to correct violations of construction related accessibility standards within the Seventeenth Amendment Premises. Tenant’s taking possession of the Seventeenth Amendment Premises shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the Seventeenth Amendment

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Premises, the Building and the Project were at such time in good, sanitary and satisfactory condition and repair.

2.3Base Rent for Seventeenth Amendment Premises. Tenant shall pay Base Rent for the Seventeenth Amendment Premises during the Seventeenth Amendment Premises Term in accordance with the terms and provisions of the Lease; provided that, Base Rent for the Seventeenth Amendment Premises during the Seventeenth Amendment Premises Term shall equal Two and 25/100 Dollars ($2.25) per square foot of Rentable Area (of the Seventeenth Amendment Premises) per month. For avoidance of doubt, (a) Base Rent for the Seventeenth Amendment Premises shall be in addition to the Base Rent payable by Tenant with respect to the Existing Premises (as set forth in Article 3 of the Sixteenth Amendment) and (b) the term “Premises” as used in Article 3 of the Sixteenth Amendment means the Existing Premises (as defined in this Amendment).

2.4Additional Rent for Seventeenth Amendment Premises. In addition to all Additional Rent for the Existing Premises, during the Seventeenth Amendment Premises Term, Tenant shall pay (a) Tenant’s Pro Rata Share of Operating Expenses, (b) the Property Management Fee and (c) any other amounts set forth in the Lease, in each case with respect to the Seventeenth Amendment Premises.

3.Tenant’s Pro Rata Share. Commencing as of the Seventeenth Amendment Execution Date, Tenant’s Pro Rata Share of the Building shall equal 17.70%.

4.Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and its affiliates (and their respective employees, agents and contractors) for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

5.No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

6.Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Tocagen, Inc.
3030 Bunker Hill Street, Suite 230
San Diego, California 92109
Attn: Chief Financial Officer.

7.Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms

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contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

8.Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

9.Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

10.Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

11.Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP,
a Delaware limited partnership

By:	/s/ Marie Lewis
Name:	Marie Lewis
Its:	Vice President, Legal

TENANT:

TOCAGEN INC.,
a Delaware corporation

By:	/s/ Marty J. Duvall
Name:	Marty J. Duvall
Its:	CEO

EXHIBIT A

SEVENTEENTH AMENDMENT PREMISES

[See attached]

= Seventeenth Amendment Premises

FERGUSON PAPE BALDWIN

NORTH

BMR - 3030 BUNKER HILL STREET

SECOND FLOOR PLAN

SCALE: 1" = 30'

0 30 120 FT

26 January 2009

EIGHTEENTH AMENDMENT TO LEASE

THIS EIGHTEENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 7th day of March, 2018 (but retroactively effective as of February 19, 2018), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” as successor-in-interest to BMR-3030 Bunker Hill Street LLC), and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A.WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of July 21, 2008, as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease dated as of June 4, 2009, that certain Third Amendment to Lease dated as of July 21, 2009, that certain Fourth Amendment to Lease dated as of October 20, 2009, that certain Fifth Amendment to Lease dated as of March 4, 2011 (the “Fifth Amendment”), that certain Sixth Amendment to Lease dated as of May 16, 2012, that certain Seventh Amendment to Lease dated as of September 25, 2012, that certain Eighth Amendment to Lease dated as of January 24, 2013 (the “Eighth Amendment”), that certain Ninth Amendment to Lease dated as of December 20, 2013, that certain Tenth Amendment to Lease dated as of July 18, 2014, that certain Eleventh Amendment to Lease dated as of August 20, 2014, that certain Twelfth Amendment to Lease dated as of March 10, 2015, that certain Thirteenth Amendment to Lease dated as of July 15, 2015, that certain Fourteenth Amendment to Lease dated as of September 22, 2015, that certain Fifteenth Amendment to Lease dated as of February 25, 2016, that certain Sixteenth Amendment to Lease dated as of July 5, 2016 and that certain Seventeenth Amendment to Lease dated as of July 25, 2017 (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B.WHEREAS, Landlord and Tenant desire to extend the Term of the Existing Lease and set the Base Rent for the such extension; and

C.WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.Definitions.  For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein.  The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.  For purposes of this Amendment, the term (a) “Initial Expiration Premises” means the entire Premises, but excluding (i) the Suite 220A Premises (as defined in the Fifth Amendment) and (ii) the Storage Premises (as defined in the Eighth Amendment), for a total of sixteen thousand three hundred forty-one (16,341) square feet of Rentable Area and (b) “Subsequent Expiration Premises” means (a) the Suite 220A Premises (as defined in the Fifth Amendment and consisting of two thousand one hundred forty-eight (2,148) square feet of Rentable Area) and (b) the Storage Premises (as defined in the Eighth Amendment and consisting of one hundred sixty-five (165) square feet of Rentable Area), for a total of two thousand three hundred thirteen (2,313) square feet of Rentable Area.  The Initial Expiration Premises together with the Subsequent Expiration Premises is the entire Premises.

2.Initial Expiration Premises.

2.1.The Term of the Lease with respect to the Initial Expiration Premises is hereby extended by four (4) months and nine (9) days, such that the Term with respect to the Initial Expiration Premises shall expire on June 30, 2018 (the “Initial Expiration Premises Expiration Date”).  As it applies to the Initial Expiration Premises, the period commencing February 20, 2018 and ending on the Initial Expiration Premises Expiration Date is referred to herein as the “Initial Expiration Extension Term”).  The term “Term,” as used in the Lease (but only as applied to the Initial Expiration Premises), shall refer to the Term as extended by the Initial Expiration Extension Term.

2.2.Tenant shall pay Base Rent for the Initial Expiration Premises during the Initial Expiration Extension Term in accordance with the terms of the Lease.  Base Rent for the Initial Expiration Premises during the Initial Expiration Extension Term shall be Thirty-Five Thousand Nine Hundred Two and 25/100 Dollars ($35,902.25) per month.

2.3.During the Initial Expiration Extension Term, Tenant shall continue to pay (a) Tenant’s Pro Rata Share of Operating Expenses, (b) the Property Management Fee and (c) any other amounts set forth in the Lease, in each case in connection with the Initial Expiration Premises.  For purposes of clarity, Tenant’s Pro Rata Share with respect to the Initial Expiration Premises is 15.51%.

2.4.Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Initial Expiration Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Initial Expiration Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Initial Expiration Premises for Tenant’s continued occupancy for the Initial Expiration Extension Term or to pay for any improvements to the Initial Expiration Premises, except as may be expressly provided in the Lease.

2.5.Upon the expiration of the Initial Expiration Extension Term, Tenant shall surrender the Initial Expiration Premises to Landlord in broom clean condition and in the condition (and with all documentation) required under the Lease for surrendering the Premises (or any portion thereof) (including, without limitation, Section 19.2 and Section 27.1 of the Lease).  If Tenant does not surrender the Initial Expiration Premises in accordance with this Section by the Initial Expiration Premises Expiration Date, Tenant shall become a tenant at sufferance, under Section 28.2 of the Lease, with respect to the Initial Expiration Premises until the actual date that Tenant surrenders the Initial Expiration Premises in accordance with this Section.  Without waiving any right Landlord may have to terminate the Lease earlier, as of the

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later of (a) the Initial Expiration Premises Expiration Date and (b) the date Tenant surrenders the Initial Expiration Premises in accordance with this Section, the Lease shall terminate as to the Initial Expiration Premises only and shall no longer be of any force or effect with regard to the Initial Expiration Premises only, except for those provisions, that, by their express terms, survive the expiration or earlier termination of the Lease.  Accordingly, following the later of (y) the Initial Expiration Premises Expiration Date and (z) the date Tenant surrenders the Initial Expiration Premises in accordance with this Section, the term “Premises,” as defined in the Lease shall mean only the Subsequent Expiration Premises.

3.Subsequent Expiration Premises.

3.1.The Term of the Lease with respect to the Subsequent Expiration Premises is hereby extended by ten (10) months and nine (9) days, and therefore, the “Term Expiration Date” is hereby amended to mean December 31, 2018.  As it applies to the Subsequent Expiration Premises, the period commencing February 20, 2018 and ending on the Term Expiration Date is referred to herein as the “Subsequent Expiration Extension Term”).  The term “Term,” as used in the Lease, shall refer to the Term as extended by the Subsequent Expiration Extension Term.

3.2.Tenant shall pay Base Rent for the Subsequent Expiration Premises during the Subsequent Expiration Extension Term in accordance with the terms of the Lease.  Base Rent for the Subsequent Expiration Premises during the Subsequent Expiration Extension Term shall be the sum of (a) Four Thousand Seven Hundred Nineteen and 30/100 Dollars ($4,719.30) per month for the Suite 220A Premises (as defined in the Fifth Amendment) and (b) One Hundred Sixty-Nine and 95/100 Dollars ($169.95) per month  for the Storage Premises (as defined in the Eighth Amendment), for a total of Four Thousand Eight Hundred Eighty-Nine and 25/100 Dollars ($4,889.25) per month.

3.3.During the Subsequent Expiration Extension Term, Tenant shall continue to pay (a) Tenant’s Pro Rata Share of Operating Expenses, (b) the Property Management Fee and (c) any other amounts set forth in the Lease, in each case in connection with the Subsequent Expiration Premises.  For purposes of clarity, Tenant’s Pro Rata Share with respect to the Subsequent Expiration Premises is 2.20%.

3.4.Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Subsequent Expiration Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Subsequent Expiration Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Subsequent Expiration Premises for Tenant’s continued occupancy for the Subsequent Expiration Extension Term or to pay for any improvements to the Subsequent Expiration Premises, except as may be expressly provided in the Lease.

4.Insurance.  The term “Landlord Parties,” as used in the Lease, is hereby amended to mean Landlord, BioMed Realty LLC, BioMed Realty, L.P., BRE Edison L.P., BRE Edison LLC, BRE Edison Holdings L.P., BRE Edison Holdings LLC, BRE Edison Parent L.P. and their respective officers, employees, agents, general partners, members, subsidiaries, affiliates and Lenders.

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5.Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Hughes Marino, Inc. (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and its affiliates, employees, agents and contractors; and any Lender (collectively with Landlord and its affiliates, employees, agents and contractors, the “Landlord Indemnitees”) for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it.  Broker is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

6.No Default.  Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

7.Notices.  Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Tocagen Inc

3030 Bunker Hill Street, Suite 230

San Diego, California 92109

Attn: Chief Financial Officer.

8.Effect of Amendment.  Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed.  In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

9.Successors and Assigns.  Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees.  Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

10.Miscellaneous.  This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof.  All exhibits hereto are incorporated herein by reference.  Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

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11.Authority.  Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

12.Counterparts; Facsimile and PDF Signatures.  This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.  A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP,
a Delaware limited partnership

By:	/s/ Marie Lewis
Name:	Marie Lewis
Its:	Vice President, Legal

TENANT:

TOCAGEN INC.,
a Delaware corporation

By:	/s/ Mark G. Foletta
Name:	Mark G. Foletta
Its:	EVP & CFO